Quarterly Report
March 31, 2025
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-Q1

Portfolio of Investments
3/31/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.3%
Airlines – 0.7%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	11,259	$110,662
Grupo Aeroportuario del Sureste, “B”	4,811	131,704
		$242,366
Alcoholic Beverages – 4.2%
Ambev S.A., ADR	134,759	$313,988
China Resources Beer Holdings Co. Ltd.	82,500	300,030
Kweichow Moutai Co. Ltd., “A”	2,800	602,728
Wuliangye Yibin Co. Ltd., “A”	13,000	235,794
		$1,452,540
Automotive – 4.0%
BYD Co. Ltd.	6,000	$302,874
Hero MotoCorp Ltd.	3,609	156,984
Mahindra & Mahindra Ltd.	12,715	395,374
Maruti Suzuki India Ltd.	1,550	208,948
PT Astra International Tbk	1,078,200	319,391
		$1,383,571
Biotechnology – 0.7%
Hugel, Inc. (a)	1,017	$232,324
Brokerage & Asset Managers – 0.5%
B3 S.A. - Brasil Bolsa Balcao	78,700	$167,428
Business Services – 3.6%
Infosys Ltd.	37,338	$682,915
Tata Consultancy Services Ltd.	12,400	521,108
Tech Mahindra Ltd.	3,190	52,587
		$1,256,610
Chemicals – 0.9%
UPL Ltd.	44,412	$329,133
Computer Software – 0.9%
Kingsoft Corp.	68,200	$330,845
Computer Software - Systems – 4.5%
EPAM Systems, Inc. (a)	1,309	$221,011
Hon Hai Precision Industry Co. Ltd.	46,000	205,548
Samsung Electronics Co. Ltd.	28,311	1,121,165
		$1,547,724
Conglomerates – 0.5%
LG Corp.	3,998	$176,722
Construction – 3.7%
Anhui Conch Cement Co. Ltd.	66,500	$188,011
Beijing New Building Materials PLC, “A”	50,200	201,723
Gree Electric Appliances, Inc., “A”	41,600	260,785
Midea Group Co. Ltd., “A”	38,600	418,522
Techtronic Industries Co. Ltd.	19,000	228,834
		$1,297,875
Consumer Services – 0.2%
MakeMyTrip Ltd. (a)	718	$70,357

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 11.9%
ASE Technology Holding Co. Ltd	97,000	$425,055
MediaTek, Inc.	10,000	421,670
SK Hynix, Inc.	1,007	133,540
SK Square Co. Ltd. (a)	2,470	159,092
Taiwan Semiconductor Manufacturing Co. Ltd.	107,258	2,990,118
		$4,129,475
Energy - Independent – 2.2%
Bharat Petroleum Corp. Ltd.	91,893	$297,543
PT United Tractors Tbk	153,800	218,719
Reliance Industries Ltd.	15,983	237,723
		$753,985
Energy - Integrated – 3.7%
Galp Energia SGPS S.A., “B”	17,024	$299,355
Petroleo Brasileiro S.A., ADR	28,284	405,593
Petroleo Brasileiro S.A., ADR	13,903	181,295
Petronet LNG Ltd.	61,953	212,024
Saudi Arabian Oil Co.	26,287	187,459
		$1,285,726
Engineering - Construction – 0.6%
Doosan Bobcat, Inc.	6,271	$214,723
Food & Beverages – 2.9%
Gruma S.A.B. de C.V.	10,654	$192,375
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	127,541	494,444
Orion Corp.	4,146	332,426
		$1,019,245
Food & Drug Stores – 0.6%
BIM Birlesik Magazalar A.S.	16,959	$204,795
Gaming & Lodging – 0.0%
ITC Hotels Ltd. (a)	5,837	$13,488
Insurance – 4.9%
AIA Group Ltd.	55,800	$421,804
DB Insurance Co. Ltd.	3,760	226,936
Hyundai Marine & Fire Insurance Co. Ltd. (a)	15,911	237,296
Ping An Insurance Co. of China Ltd., “H”	91,000	542,935
Samsung Fire & Marine Insurance Co. Ltd.	1,087	265,845
		$1,694,816
Interactive Media Services – 0.2%
Baidu, Inc., ADR (a)	751	$69,115
Leisure & Toys – 8.4%
NetEase, Inc., ADR	5,893	$606,508
Tencent Holdings Ltd.	36,200	2,307,117
		$2,913,625
Machinery & Tools – 1.5%
Delta Electronics, Inc.	47,000	$518,069

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 4.1%
Banco Bradesco S.A., ADR	165,536	$369,145
Bandhan Bank Ltd.	70,998	120,832
Erste Group Bank AG	2,056	142,845
National Bank of Greece S.A	22,326	228,133
Nedbank Group Ltd.	18,735	263,507
OTP Bank PLC	4,511	303,942
		$1,428,404
Medical & Health Technology & Services – 0.0%
Burning Rock Biotech Ltd., ADR (a)	1,588	$6,670
Metals & Mining – 2.5%
Industries Qatar Q.P.S.C.	69,904	$247,477
Vale S.A., ADR	62,803	626,774
		$874,251
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	45,300	$135,060
Network & Telecom – 1.0%
Accton Technology Corp.	9,000	$159,058
GDS Holdings Ltd., “A” (a)	18,900	60,575
GDS Holdings Ltd., ADR (a)	4,855	122,977
		$342,610
Oil Services – 0.6%
Samsung E&A Co. Ltd.	15,717	$213,183
Other Banks & Diversified Financials – 14.4%
Bangkok Bank Public Co. Ltd.	63,400	$274,718
Bank Negara Indonesia PT	1,186,300	303,739
China Construction Bank Corp.	861,670	764,495
China Merchants Bank Co. Ltd.	39,500	232,425
Credicorp Ltd.	1,980	368,597
Emirates NBD Bank PJSC	48,780	268,270
Grupo Financiero Banorte S.A. de C.V.	34,234	237,427
HDFC Bank Ltd.	37,119	790,632
Kasikornbank Co. Ltd.	101,500	484,126
KB Financial Group, Inc.	6,184	332,403
Kotak Mahindra Bank Ltd.	25,889	657,641
PT Bank Central Asia Tbk	344,100	176,621
Saudi Awwal Bank	12,424	124,203
Sberbank of Russia PJSC (a)(u)	286,804	0
		$5,015,297
Pharmaceuticals – 0.1%
Hypera S.A.	10,670	$36,218
Precious Metals & Minerals – 1.2%
Gold Fields Ltd., ADR	18,828	$415,910
Real Estate – 1.9%
Emaar Properties PJSC	109,467	$397,872
Hang Lung Properties Ltd.	189,000	160,957
SM Investments Corp.	6,670	91,847
		$650,676

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 6.5%
Alibaba Group Holding Ltd.	80,548	$1,335,538
PDD Holdings, Inc., ADR (a)	3,107	367,713
Vipshop Holdings Ltd., ADR (a)	17,093	268,018
Walmart de Mexico S.A.B. de C.V.	100,509	276,806
		$2,248,075
Telecom Services – 2.1%
Etihad Etisalat Co.	20,426	$332,165
Hellenic Telecommunications Organization S.A.	11,153	181,187
PT Telekom Indonesia	1,606,500	233,796
		$747,148
Tobacco – 1.7%
British American Tobacco PLC	7,276	$299,969
ITC Ltd.	57,599	276,126
		$576,095
Utilities - Electric Power – 0.5%
NTPC Ltd.	37,858	$157,322
Total Common Stocks		$34,151,476
Mutual Funds (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 4.35% (v)	399,452	$399,492

Other Assets, Less Liabilities – 0.5%		174,974
Net Assets – 100.0%		$34,725,942
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $399,492 and $34,151,476, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$2,930,459	$7,224,443	$—	$10,154,902
India	1,226,560	3,954,177	—	5,180,737
Taiwan	—	4,719,518	—	4,719,518
South Korea	—	3,645,655	—	3,645,655
Brazil	2,100,441	—	—	2,100,441
Indonesia	932,875	319,391	—	1,252,266
Mexico	948,974	—	—	948,974
Hong Kong	—	811,595	—	811,595
Thailand	274,718	484,126	—	758,844
Other Countries	3,087,739	1,490,805	0	4,578,544
Investment Companies	399,492	—	—	399,492
Total	$11,901,258	$22,649,710	$0	$34,550,968
For further information regarding security characteristics, see the Portfolio of Investments.
At March 31, 2025, the fund held one level 3 security valued at $0, which was also held and valued at $0 at December 31, 2024.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended March 31, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$695,803	$2,515,647	$2,811,866	$(73)	$(19)	$399,492
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$6,677	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of March 31, 2025, are as follows:
China	29.2%
India	14.9%
Taiwan	13.6%
South Korea	10.5%
Brazil	6.0%
Indonesia	3.6%
Mexico	2.7%
United States	2.4%
Hong Kong	2.3%
Other Countries	14.8%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by

Supplemental Information (unaudited) – continued
the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.